UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 31, 2017

Park-Ohio Holdings Corp.
(Exact name of registrant as specified in its charter)

Ohio	000-03134	34-1867219
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6065 Parkland Blvd., Cleveland, Ohio	44124
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (440) 947-2000

Not applicable
(Former name or former address, if changed since last report.)

Park-Ohio Industries, Inc.
(Exact name of registrant as specified in its charter)

Ohio	333-43005-1	34-6520107
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6065 Parkland Blvd., Cleveland, Ohio	44124
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (440) 947-2000

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On March 31, 2017, Park-Ohio Industries, Inc. (the “Company”), an Ohio corporation and a wholly owned subsidiary of Park-Ohio Holdings Corp., announced that it intends to offer to sell $350.0 million aggregate principal amount of senior notes in an offering exempt from the registration requirements of the Securities Act of 1933 (the “Securities Act”). Pursuant to Rule 135c of the Securities Act, the Company is filing herewith the press release issued March 31, 2017 as Exhibit 99.1 hereto.
The senior notes to be offered will not be and have not been registered under the Securities Act, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Number	Exhibit
99.1	Press Release Issued March 31, 2017

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Park-Ohio Holdings Corp.
(Registrant)

Dated:	March 31, 2017	/s/ Robert D. Vilsack
Robert D. Vilsack
Secretary

Park-Ohio Industries, Inc.
(Registrant)

Dated:	March 31, 2017	/s/ Robert D. Vilsack
Robert D. Vilsack
Secretary

Exhibit Index

Exhibit No.	Description
99.1	Press Release Issued March 31, 2017